Quarterly Holdings Report
for
Fidelity® MSCI Materials Index ETF
April 30, 2024
T08-NPRT3-0624
1.9584816.110

Schedule of Investments April 30, 2024 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.7%
	Shares	Value
CHEMICALS – 59.5%
Commodity Chemicals – 7.1%
AdvanSix, Inc.	10,539	$ 266,215
Cabot Corp.	21,604	1,970,933
Dow, Inc.	274,452	15,616,319
Hawkins, Inc.	7,782	589,642
Koppers Holdings, Inc.	8,145	417,676
Kronos Worldwide, Inc.	9,001	103,061
LyondellBasell Industries NV Class A	101,536	10,150,554
Mativ Holdings, Inc.	21,306	389,048
Olin Corp.	47,882	2,503,271
Orion SA	22,690	536,845
PureCycle Technologies, Inc. (a)	41,641	194,463
Tronox Holdings PLC	46,060	782,559
Westlake Corp.	15,057	2,218,800
		35,739,386
Diversified Chemicals – 0.7%
Chemours Co.	58,136	1,555,138
Huntsman Corp.	64,857	1,547,488
LSB Industries, Inc. (a)	18,875	175,537
		3,278,163
Fertilizers & Agricultural Chemicals – 5.7%
CF Industries Holdings, Inc.	74,759	5,903,718
Corteva, Inc.	275,756	14,926,672
FMC Corp.	48,828	2,881,340
Mosaic Co.	127,888	4,014,405
Scotts Miracle-Gro Co.	16,642	1,140,643
		28,866,778
Industrial Gases – 20.7%
Air Products & Chemicals, Inc.	86,956	20,551,181
Linde PLC	189,734	83,665,105
		104,216,286
Specialty Chemicals – 25.3%
Albemarle Corp.	45,920	5,524,635
Arcadium Lithium PLC (a)	419,602	1,846,249
Ashland, Inc.	18,908	1,802,500
Aspen Aerogels, Inc. (a)	23,914	374,493
Avient Corp.	35,704	1,514,564
Axalta Coating Systems Ltd. (a)	85,990	2,703,526
Balchem Corp.	12,629	1,785,488
Celanese Corp.	40,465	6,215,829
DuPont de Nemours, Inc.	168,273	12,199,792
Eastman Chemical Co.	46,393	4,381,355
Ecolab, Inc.	100,416	22,709,078
ECOVYST, Inc. (a)	41,085	387,432
Element Solutions, Inc.	89,867	2,078,624
Ginkgo Bioworks Holdings, Inc. (a)	412,297	367,398
HB Fuller Co.	21,162	1,581,013
Ingevity Corp. (a)	13,522	691,515
Innospec, Inc.	9,741	1,168,920
International Flavors & Fragrances, Inc.	99,889	8,455,604

		Shares	Value

Minerals Technologies, Inc.		12,747	$ 929,129
NewMarket Corp.		2,817	1,484,334
Perimeter Solutions SA (a)		56,545	395,815
PPG Industries, Inc.		92,267	11,902,443
Quaker Chemical Corp.		4,931	919,779
RPM International, Inc.		50,427	5,391,151
Sensient Technologies Corp.		14,066	1,029,912
Sherwin-Williams Co.		95,150	28,507,891
Stepan Co.		8,761	727,075
			127,075,544
TOTAL CHEMICALS	299,176,157
CONSTRUCTION MATERIALS – 6.9%
Construction Materials – 6.9%
Eagle Materials, Inc.		13,652	3,422,693
Knife River Corp. (a)		21,047	1,645,665
Martin Marietta Materials, Inc.		24,185	14,198,288
Summit Materials, Inc. Class A (a)		46,808	1,820,831
U.S. Lime & Minerals, Inc.		903	279,930
Vulcan Materials Co.		51,992	13,394,699
TOTAL CONSTRUCTION MATERIALS	34,762,106
CONTAINERS & PACKAGING – 11.4%
Metal, Glass & Plastic Containers – 4.5%
AptarGroup, Inc.		25,765	3,719,951
Ball Corp.		123,375	8,583,199
Berry Global Group, Inc.		45,406	2,571,796
Crown Holdings, Inc.		47,208	3,874,360
Greif, Inc. Class A		9,978	611,452
Greif, Inc. Class B		1,680	104,966
Myers Industries, Inc.		12,267	268,647
O-I Glass, Inc. (a)		60,684	907,833
Silgan Holdings, Inc.		33,371	1,557,091
Trimas Corp.		16,273	422,935
			22,622,230
Paper & Plastic Packaging Products & Materials – 6.9%
Amcor PLC		565,553	5,056,044
Avery Dennison Corp.		31,511	6,846,710
Graphic Packaging Holding Co.		119,875	3,098,769
International Paper Co.		128,624	4,494,123
Packaging Corp. of America		35,069	6,066,236
Pactiv Evergreen, Inc.		17,497	266,654
Ranpak Holdings Corp. (a)		17,220	124,673
Sealed Air Corp.		54,738	1,723,152
Sonoco Products Co.		38,367	2,150,470
Westrock Co.		100,370	4,813,745
			34,640,576
TOTAL CONTAINERS & PACKAGING	57,262,806
METALS & MINING – 21.3%
Aluminum – 0.7%
Alcoa Corp.		69,904	2,456,426

Quarterly Report	2

Common Stocks – continued
	Shares	Value
METALS & MINING – continued
Aluminum – continued
Century Aluminum Co. (a)	21,846	$379,028
Kaiser Aluminum Corp.	6,283	568,549
		3,404,003
Copper – 5.6%
Freeport-McMoRan, Inc.	561,105	28,021,584
Diversified Metals & Mining – 0.4%
Compass Minerals International, Inc.	13,710	170,689
Ivanhoe Electric, Inc. (a)	28,039	283,194
Materion Corp.	8,085	929,290
MP Materials Corp. (a)	55,717	891,472
Piedmont Lithium, Inc. (a)	7,038	86,216
		2,360,861
Gold – 4.4%
Coeur Mining, Inc. (a)	149,861	677,372
Newmont Corp.	450,962	18,327,096
Royal Gold, Inc.	25,710	3,088,542
		22,093,010
Silver – 0.2%
Hecla Mining Co.	230,042	1,088,099
Steel – 10.0%
Alpha Metallurgical Resources, Inc.	4,420	1,445,870
Arch Resources, Inc.	6,838	1,085,738
ATI, Inc. (a)	49,846	2,975,806
Carpenter Technology Corp.	19,299	1,653,924
Cleveland-Cliffs, Inc. (a)	197,549	3,338,578
Commercial Metals Co.	45,475	2,443,827
Haynes International, Inc.	4,964	298,585
Metallus, Inc. (a)	15,314	314,856
Nucor Corp.	96,195	16,211,743
Olympic Steel, Inc.	3,920	249,194
Radius Recycling, Inc.	10,387	180,942
Ramaco Resources, Inc. Class A	10,317	161,771
Reliance, Inc.	22,488	6,402,783
Ryerson Holding Corp.	11,979	342,000
Steel Dynamics, Inc.	60,152	7,826,978
SunCoke Energy, Inc.	32,764	337,797

		Shares	Value

U.S. Steel Corp.		87,311	$ 3,186,852
Warrior Met Coal, Inc.		20,367	1,392,084
Worthington Steel, Inc.		12,846	395,528
			50,244,856
TOTAL METALS & MINING	107,212,413
PAPER & FOREST PRODUCTS – 0.6%
Forest Products – 0.3%
Louisiana-Pacific Corp.		25,422	1,860,636
Paper Products – 0.3%
Clearwater Paper Corp. (a)		6,561	295,507
Mercer International, Inc.		15,623	158,261
Sylvamo Corp.		14,700	918,750
			1,372,518
TOTAL PAPER & FOREST PRODUCTS	3,233,154
TOTAL COMMON STOCKS (Cost $481,746,051)			501,646,636
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund 5.24% (b) (Cost $919,000)		919,000	919,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $482,665,051)	502,565,636
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	339,468
NET ASSETS – 100.0%	$ 502,905,104

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $51,600 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini Materials Select Sector Index Contracts (United States)	11	June 2024	1,040,380	$ (27,881)	$ (27,881)
CME E-mini Russell 2000 Index Contracts (United States)	1	June 2024	99,280	383	383
Total Equity Index Contracts					$ (27,498)
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
3	Quarterly Report

Schedule of Investments (Unaudited)–continued
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	4

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
5	Quarterly Report